UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8 - K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 19, 2021

PEOPLES FINANCIAL CORPORATION (Exact Name of Registrant as Specified in its Charter)

Mississippi (State or Other Jurisdiction of Incorporation)

001-12103 (Commission File Number)	64-0709834 (IRS Employer Identification No.)

152 Lameuse Street Biloxi, MS (Address of Principal Executive Offices)	39530 (Zip Code)

(228) 435-5511 (Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
None	PFBX	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of Peoples Financial Corporation (the “Company”) was held on May 19, 2021. There were 4,878,557 shares outstanding and entitled to vote at the Annual Meeting. C T Hagberg LLC, the independent inspector of elections for the 2021 Annual Meeting, provided a voting report, certifying the following results:

PROPOSAL 1: ELECTION OF DIRECTORS

According to the tabulation of voting results, the following is a record of votes cast with respect to the election of Ronald G. Barnes, Padrick D. Dennis, Jeffrey H. O’Keefe, Paige Reed Riley, George J. Sliman, III and Chevis C. Swetman, each for a one-year term:

	For	Withheld
Board of Directors' Nominees:
Ronald G. Barnes	4,012,531	5,312
Padrick D. Dennis	4,014,266	3,577
Jeffrey H. O'Keefe	4,014,481	3,362
Paige Reed Riley	4,014,481	3,362
George J. Sliman, III	4,014,381	3,462
Chevis C. Swetman	2,828,412	3,490

Opposition Nominee:
Peter Prickett	1,418,140	7,181

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF WIPFLI LLP

According to the tabulation of voting results, the shareholders ratified the appointment of Wipfli LLP as the Company’s independent registered public accountants for the year ending December 31, 2021:

For	Against	Abstain
4,213,327	32,437	18,104

Item 8.01 Other Events

The Stilwell Group has indicated that they may again propose an opposition nominee for election at the 2022 Annual Meeting of Shareholders (“2022 Meeting”). If so, the Company will solicit votes for the 2022 Meeting using a WHITE proxy card similar to the one it used this year.

Important Information.

This Form 8-K may be deemed to contain solicitation material in respect of the solicitation of proxies from the Company's shareholders in connection with the 2022 Meeting. The Company plans to file with the Securities and Exchange Commission (the "SEC") and furnish to its shareholders a proxy statement in connection with the 2022 Meeting (the "2022 Meeting Proxy"). SHAREHOLDERS ARE URGED TO READ THE 2022 MEETING PROXY AND ANY AND ALL SUPPLEMENTS AND AMENDMENTS THERETO WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When available, shareholders may obtain a free copy of the 2022 Meeting Proxy and other documents that the Company files with the SEC at the SEC's website, www.sec.gov. The 2022 Meeting Proxy and these other documents, once available, may also be obtained upon request addressed to the Secretary of the Company at 152 Lameuse St., Biloxi, Mississippi, 39533.

Certain Information Concerning Solicitation Participants.

The Company, its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of the Company's shareholders in connection with the 2022 Meeting. Shareholders may obtain information regarding the names, affiliations and interests of such individuals in the Company's proxy statement related to its 2021 Annual Meeting, filed with the SEC on April 15, 2021, and on Forms 3, 4 and 5 which are currently on file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2021

PEOPLES FINANCIAL CORPORATION

By:	/s/ Chevis C. Swetman
Chevis C. Swetman
Chairman, President and CEO